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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                        Date of Report:  March 10, 1997


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Exact Name of Registrant             Commission     I.R.S. Employer
as Specified in Its Charter          File Number    Identification No.
---------------------------          -----------    ------------------

Hawaiian Electric Industries, Inc.      1-8503        99-0208097
Hawaiian Electric Company, Inc.         1-4955        99-0040500

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                                State of Hawaii
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                (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
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             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:

        (808) 543-5662 - Hawaiian Electric Industries, Inc.
        (808) 543-7771 - Hawaiian Electric Company, Inc.

                                     None
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        (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS
--------------------

        HECO's Annual Report to Shareholder.  Portions of HECO's Annual Report
        -----------------------------------
to Shareholder are filed herewith as HECO Exhibit 13 and incorporated herein by this reference.

        HELCO Power Situation.  For recent developments pertaining to the HELCO
        ---------------------
power situation, see pages 27 to 29 of the enclosed Annual Report to Shareholder.

        PUC Show Cause Order.
        --------------------

        On March 10, 1997, the Public Utilities Commission of the State of Hawaii (PUC) issued a show cause order to Hawaiian Electric Company, Inc. (HECO) requesting information to assist the PUC in determining if it should reduce HECO's rates and require HECO to refund any excess earnings to its ratepayers.

        In the order, the Commission cites that for 1996 HECO recorded a simple average return on common equity ("ROACE") of 11.93% and a simple average rate of return on rate base ("ROR") of 9.70% which exceeded the 11.4% ROACE and the 9.16% ROR determined to be reasonable by the PUC in the utility's last rate case. The Commission also compared HECO's 1994, 1995 and 1996 actual results of operations (for ratemaking purposes) with the projected results of operations that the Commission used in approving electric rates in HECO's last two rate cases. The Commission stated that those results appeared to indicate that it is unlikely that the ROR experienced by HECO in 1996 will decrease significantly in the future and that it is therefore appropriate to examine HECO's rate of return. HECO has until April 7, 1997 to respond to the order.

        The revenues recorded by HECO during 1996 were based on rates approved in a final PUC decision and order in HECO's 1995 test year rate case. The amount of 1996 net income represented by the differences between the actual return on common equity of 11.93% and the 11.4% determined reasonable in December 1995 by the PUC was less than $2.5 million. The amount of 1996 net income represented by the difference between the actual rate of return on rate base of 9.70% and the 9.16% determined reasonable in December 1995 by the PUC was less than $4.5 million. It would be highly unusual if this show cause order were to result in a refund to customers based on a retroactive calculation.

        By contrast, the refund of $10 million of revenues ordered by the PUC in December of 1995 related to revenues that had been collected under interim rate orders in which the PUC clearly stated that revenues collected under the interim orders were subject to refund.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

HECO Exhibit 13   Pages 2 to 34 and 36 of HECO's 1996 Annual Report to
                  Stockholder














                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.


HAWAIIAN ELECTRIC INDUSTRIES, INC.         HAWAIIAN ELECTRIC COMPANY, INC.
                     (Registrant)                            (Registrant)



 /s/ Robert F. Mougeot                     /s/ Ernest T. Shiraki
---------------------------------         --------------------------------------
Robert F. Mougeot                         Ernest T. Shiraki
Financial Vice President and              Controller
Chief Financial Officer of HEI            (Principal Accounting Officer of HECO)
(Principal Financial Officer of HEI)

Date:  March 10, 1997                     Date:  March 10, 1997

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